                         UNITED STATES BANKRUPTCY COURT

                          EASTERN DISTRICT OF VIRGINIA

                          ____________________ DIVISION

In Re: PATHNET OPERATING, INC.         )          Chapter          11
                                       )
                                                  Case Number BK-01-12266

                           DEBTORS      )
----------------------------------------

MONTHLY OPERATING REPORT   Calendar Month  May 1, 2001  to May 31, 2001

                        FINANCIAL BACKGROUND INFORMATION

1.       ACCOUNTING BASIS:     Cash            Accrual  X

2.       PREPARER: State the name, address,  telephone number and position of the person(s) who actually compiled the information contained in this report.

     See attached
     ---------------------------------------------------------------------------
     ---------------------------------------------------------------------------

3.       NUMBER OF EMPLOYEES paid during this period:  -0-

4.       Have there been any CHANGES IN THE NATURE OF YOUR BUSINESS since the
last reporting period?    Yes              No  X
                             ------------    ------------ .
If yes, explain below:

--------------------------------------------------------------------------------

5.       Are all BUSINESS LICENSES current? Yes     No  X   Not Applicable

6.       PRE-PETITION ACCOUNTS RECEIVABLE:

         Beginning Balance          $  2,874,379
                                      --------------
         Collected this Period            80,360
         Ending Balance                2,794,019

7.       POST-PETITION ACCOUNTS RECEIVABLE:

         0-30 Days: $  126,381   31-60 Days:  $   13,463     Over 60 Days: $ -0-
                     ---------                  --------                    --------

         If there are any POST-PETITION Accounts Receivable over 60 days, provide  schedule  AR  giving  a  listing  of  such  accounts  and  explain the delinquencies.

8.       POST-PETITION ACCOUNTS PAYABLE:

         0-30 Days: $ 523,821   31-60 Days: $ 808,703     Over 60 Days: $ -0-
                     ---------               --------                    --------

         If there are any POST-PETITION Accounts Payable over 30 days, provide
Schedule AP giving a listing of such accounts and explain the delinquencies.
                         SEE ATTACHMENTS
9.       TAXES    Are all taxes being paid to the proper taxing authorities when
         due?   Yes            No     X   ,  On the attached
                   --------        -------

IRS Form 6123 report all tax deposits  made with any financial  institution  for federal  employment  taxes.  Be sure  the  form is  complete  and  signed  by an authorized employee of the receiving institution or taxing authority.  Attach to this report a completed  Form 6123 for each  deposit  made during the  reporting period.  Also attach copies of the monthly sales tax report,  payroll tax report and  unemployment  tax report with evidence of payment of BOTH FEDERAL AND STATE
TAXES.

10.      ESCROW ACCOUNTS.  Are you utilizing your tax account only for deposits
and payment of payroll and sales taxes?    Yes      No       .    N/A
                                              -----   ------
If no, explain:

-------------------------------------------------------------------------

11.      Are all BOOKS AND RECORDS of the debtor(s) being maintained monthly
and are all current?  Yes   X         No        .
                          -----------   --------
Explain:
          --------------------------------------------

12.      INSURANCE EXPIRATION STATEMENT.  Policy expiration dates are:

         Auto and Truck                     Liability  May 26, 2002
                       -------------                    ------------------
         Fire                                   Workers Comp May 26, 2002
                       -----------------                     ---------------

13.      ACTIONS OF THE DEBTOR.     During the last month, did the debtor:

         (A)      Fail to defend or not oppose any action seeking to dispossess the debtor from control or custody of any asset of the estate?
          Yes   X           No         .
               --------      --------
Explain:
          ----------------------------------------------------------------------

         (B)      Maintain such stock, inventory, raw materials, insurance,
         employees and other resources as are necessary to preserve and maintain
         the going-concern value of the assets of the debtor?  Yes X      No     .
                                                                  -------  -----
    Explain:
           ---------------------------------------------------------------------

14.           TRANSFER  OR SALE OF  PROPERTY.  Did the debtor or any person with control over any of the debtor's assets  transfer,  convey or abandon any of the debtor's  assets to another party during the period of this report other than as set forth herein (including sales by creditors)?

Yes               No          X    .  Explain:
   ---------------    ------------           ---------------------------------

15.      PAYMENTS TO SECURED CREDITORS during reporting period:
(Attach additional sheets, if necessary)

------------------ ---------------------- --------------- ----------------- ------------------------
                   Frequency of Payments  Amount of Each   Next Payment Due
   Creditor        per Contract (mo, qtr)    Payment                              Post-Petition
                                                                                Payments Not Made
------------------ ---------------------- --------------- ----------------- ------------- ----------
                                                                                  No.         Amt.
   -0-

------------------ ---------------------- --------------- ----------------- ------------- ----------

16.      PAYMENTS TO PROFESSIONALS (Attorneys,  Accountants, Real Estate Agents,
Auctioneers, Appraisers, etc.) during reporting period:
(Attach additional sheets, if necessary.)

------------------------ ------------------------- --------------------------

     Professional               Service                        Amount
------------------------ ------------------------- --------------------------

     -0-

------------------------ ------------------------- --------------------------

17.      QUARTERLY U.S. TRUSTEE FEES paid during reporting period:    $-0-

18.      VERIFICATION:   I  declare  under  penalty  of  perjury  that  the
information  contained  in this monthly  operating  report  (including  attached schedules)  is true and  correct to the best of my  knowledge,  information  and belief.

Dated:       6-20-2001                              DEBTOR-IN-POSSESSION
         -----------------------------------

Name/Title  James M. Craig                         By  /S/ James M. Craig
            --------------------------------           -------------------------
Address:  11720 Sunrise Valley Drive
        ------------------------------------
   Reston, Virginia                               Phone 703-390-1000
--------------------------------------------            ------------------------

# 2  PREPARER

     Jeff Clincy
     Staff Accountant/Fixed asset Accountant
     11720 Sunrise Valley Drive
     Reston, VA 20191
     (703) 390-1000

     Najma Khan
     Director, Taxation and External Reporting
     11720 Sunrise Valley Drive
     Reston, VA 20191
     (703) 390-1000

     Michael Kinsley
     Tax Supervisor
     11720 Sunrise Valley Drive
     Reston, VA 20191
     (703) 390-1000

     Todd Morgan
     Staff Accountant/Inter-Company Analyst
     11720 Sunrise Valley Drive
     Reston, VA 20191
     (703) 390-1000

                                            UNITED STATES BANKRUPTCY COURT
                                               EASTERN DISTRICT OF VIRGINIA

In re: Pathnet Operating, Inc                                      CASE NO. BK-01-12266
                                                                   REPORTING PERIOD:  MAY 31, 2001

                                                 MONTHLY OPERATING REPORT
                      File with Court and submit copy to United States Trustee within 20 days after end of month

Submit copy of report to any official committee appointed in the case.
---------------------------------------------------------------------------------------------------------------------------
                                                                                           DOCUMENT    EXPLANATION
REQUIRED DOCUMENTS                                                        FORM NO.         ATTACHED     ATTACHED
Schedule of Cash Receipts and Disbursements                                MOR-1              yes
     Bank Reconciliation (or copies of debtor's bank reconciliation        MOR-1 (CON'T)      yes
     Copies of bank statements                                                                yes
     Cash disbursements journals                                                              yes
Statement of Operations                                                    MOR-2              yes
Balance Sheet                                                              MOR-3              yes
Status of Postpetition Taxes                                               MOR-4              yes
    Copies of IRS Form 6123 or payment receipt                                                n/a
    Copies of tax returns filed during reporting period                                       n/a
Summary of Unpaid Postpetition Debts                                       MOR-4              yes
    Listing of aged accounts payable                                                          yes
Accounts Receivable Reconciliation and Aging                               MOR-5              yes
Debtor Questionnaire                                                       MOR-5              yes
---------------------------------------------------------------------------------------------------------------------------
I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

---------------------------------------
Signature of Debtor                                                      Date

---------------------------------------
Signature of Joint Debtor                                                Date

/s/ James M. Craig
---------------------------------------
Signature of Authorized Individual*                                      Date  06-20-01

James M. Craig
---------------------------------------                                   Chief Financial Officer
Printed Name of Authorized Individual                                    Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

                                                                                                        FORM MOR
                                                                                                   (9/99)

IN RE: PATHNET OPERATING INC                                                 CASE NO.   BK-01-12266
                                         Debtor                              REPORTING PERIOD:  MAY 31, 2001

                                       SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS
Amounts reported should be per the debtor's books, not the bank statement.   The beginning cash should be the ending cash from the prior month or, if this is the
first report,  the amount should be the balance on the date the petition was filed.   The amounts reported in the "CURRENT MONTH - ACTUAL" column must
equal the sum of the four bank account columns.   The amounts reported in the "PROJECTED" columns should be taken from the SMALL BUSINESS INITIAL
REPORT (FORM IR-1) .  Attach copies of the bank statements and the cash disbursements journal.  The total disbursements listed in the disbursements journal
must equal the total disbursements reported on this page.   A bank reconciliation must be attached for each account.  [See MOR-1 (CON'T)]

---------------------------------------------------------------------------------------------------------------------------
                                      BANK ACCOUNTS                      CURRENT MONTH           CUMULATIVE FILING TO DATE
                             OPER.     PAYROLL   TAX       OTHER       ACTUAL      PROJECTED       ACTUAL       PROJECTED*
CASH BEGINNING OF MONTH     1,511,353  -210,756         12,995,128   14,295,725   11,773,867     13,182,300    13,182,300
                            --------- --------- ------- ----------  -----------  -----------  -------------  ------------
RECEIPTS
CASH  SALES                                                                   0                           0             0
ACCOUNTS RECEIVABLE           532,330                                   532,330      207,628      1,404,320       964,241
LOANS AND ADVANCES                                                            0                           0             0
SALE  OF  ASSETS                                                              0                           0             0
OTHER  -TRANSFER FROM PNI     527,437                                   527,437                      15,320             0
TRANSFERS from checking/
    Investment              2,000,000                                 2,000,000                   8,000,000             0
ADJUSTMENTS                                                                   0                     117,961             0
VOID CHECKS                                                                   0                      48,509             0
INTEREST INCOME                                             26,613       26,613      102,712         91,821       102,712

                            --------- --------- ------- ----------  -----------  -----------  -------------  ------------
    TOTAL  RECEIPTS         3,059,767         0       0     26,613    3,086,381      310,340      9,677,932     1,066,953
                            --------- --------- ------- ----------  -----------  -----------  -------------  ------------

DISBURSEMENTS
NET PAYROLL                                                                   0                           0             0
PAYROLL TAXES                                                                 0                           0             0
SALES, USE, & OTHER TAXES                                                 0                           0             0
INVENTORY PURCHASES                                                           0                           0             0
SECURED/ RENTAL/ LEASES    -2,518,829                                -2,518,829   -2,664,930     -2,518,829    -3,998,362
INSURANCE                                                                     0                           0             0
ADMINISTRATIVE   ***          -22,218    -1,667                         -23,885     -245,000        -29,448      -367,500
SELLING                                                                       0                           0             0
OTHER - BANK FEES             -23,843                                   -23,843   -2,625,000        -23,843    -2,625,000
INTERCOMPANY SERVICES                                   -1,402,293   -1,402,293   -2,010,000     -1,402,293    -2,643,114
CAPITAL EXPENDITURES                                                                -100,000                     -176,000
OWNER DRAW **                                                                 0                           0             0
TRANSFERS - to investments                              -2,000,000   -2,000,000                  -8,000,000             0
TRANSFERS - to                                                                0                           0             0
PROFESSIONAL FEES                                                             0                           0             0
EMPLOYEE RETENTION PLAN                                                           -1,125,000              0    -1,125,000
U.S. TRUSTEE  QUARTERLY FEES                                                  0                           0             0
COURT COSTS                                                                   0                           0             0

                            --------- --------- ------- ----------  -----------  -----------  -------------  ------------
TOTAL DISBURSEMENTS        -2,564,890    -1,667         -3,402,293   -5,968,850   -8,769,930    -11,974,413   -10,934,976
                            --------- --------- ------- ----------  -----------  -----------  -------------  ------------

NET CASH FLOW                 494,878    -1,667         -3,375,680   -2,882,469   -8,459,590     -2,296,481    -9,868,023
(RECEIPTS LESS DISBURSEMENTS)
                            --------- --------- ------- ----------  -----------  -----------  -------------  ------------
CASH - END OF MONTH         2,006,231  -212,423          9,619,448   11,413,256    3,314,277     11,413,256     3,314,277
                            --------- --------- ------- ----------  -----------  -----------  -------------  ------------
--------------------------------------------------------------------------------------------------------------------------
*   THE BEGINNING PROJECTED CASH BALANCE AT THE FILING DATE IS THE ACTUAL CASH BALANCE AT APRIL 2, 2001. PROJECTED CASH
    INFLOWS AND OUTFLOWS ARE BASED ON THE CASH FORECAST PROVIDED TO THE TRUSTEE WITH THE INITIAL MONTHLY OPERATING REPORT.

**  COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

                                               THE FOLLOWING SECTION MUST BE COMPLETED
---------------------------------------------------------------------------------------------------------------------------
DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES:   (FROM CURRENT MONTH  ACTUAL COLUMN)
TOTAL DISBURSEMENTS                                                                                         $
    LESS:  TRANSFERS TO DEBTOR IN POSSESSION  ACCOUNTS                                                      $
    PLUS:   ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES  (i.e. from escrow accounts)                       $
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES                                             $
---------------------------------------------------------------------------------------------------------------------------
                                                                                                               FORM MOR-1
                                                                                                                    (9/99)

*** represents no cash disbursement, all funds disbursed from Pathnet Inc payroll activity

In re: Pathnet Operating Inc                                                   Case No.  BK-01-12266
                                   Debtor                                      Reporting Period: MAY 31, 2001

                                                  BANK RECONCILIATIONS
                                              CONTINUATION SHEET FOR MOR-1
A bank reconciliation must be included for each bank account. The debtor's bank reconciliation may be substituted for this page.
---------------------------------------------------------------------------------------------------------------------------
                                          Operating             Payroll                 Tax                 Other
                                    #                     #                    #                     #
BALANCE PER BOOKS                   See Attachment

BANK BALANCE
(+) DEPOSITS IN TRANSIT (ATTACH LIST)
(-)  OUTSTANDING CHECKS (ATTACH LIST)
OTHER  (ATTACH EXPLANATION)
ADJUSTED BANK BALANCE *
* Adjusted bank balance must equal
    balance per books

DEPOSITS IN TRANSIT                    Date      Amount     Date      Amount      Date      Amount     Date      Amount

CHECKS OUTSTANDING                    Ck. #      Amount     Ch. #     Amount     Ck. #      Amount     Ck. #     Amount

---------------------------------------------------------------------------------------------------------------------------
OTHER

                                                                                                                        FORM MOR-1 (CON'T)
                                                                                                               (9/99)

In re: Pathnet Operating Inc
                                    Debtor                                  Reporting Period.:  MAY 31, 2001

                                                 STATEMENT OF OPERATIONS
                                                    (Income Statement)

The Statement of Operations is to be prepared on an accrual basis.  The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.
---------------------------------------------------------------------------------------------------------------------------
                                                                                                               CUMULATIVE
REVENUES                                                                                   MONTH              FILING TO DATE
Gross Revenues                                                                             607,160               1,056,847
Less:  Returns and Allowances                                                                    -
                                                                                        ----------             -----------
Net Revenue                                                                                607,160               1,056,847
                                                                                        ----------             -----------
COST OF GOODS SOLD
Beginning Inventory
Add: Purchases
Add: Cost of Labor
Add: Other Costs (attach schedule)                                                       2,348,165               3,966,103
Less: Ending Inventory
Cost of Goods Sold
Gross Profit                                                                            (1,741,005)             (2,909,256)
OPERATING EXPENSES
Advertising
Auto and Truck Expense
Bad Debts
Contributions
Employee Benefits Programs
Insider Compensation*
Insurance
Management Fees/Bonuses
Office Expense
Pension & Profit-Sharing Plans
Repairs and Maintenance
Rent and Lease Expense
Salaries/Commissions/Fees
Supplies
Taxes - Payroll
Taxes - Real Estate
Taxes - Other
Travel and Entertainment
Utilities
Other (attach schedule)                                                                  1,711,456               2,673,558
                                                                                        ----------             -----------
Total Operating Expenses Before Depreciation                                             1,711,456               2,673,558
Depreciation/Depletion/Amortization                                                      1,487,623               2,975,246
                                                                                        ----------             -----------
Net Profit (Loss) Before Other Income & Expenses                                        (4,940,084)             (8,558,060)
OTHER INCOME AND EXPENSES
Other Income (attach schedule)                                                              49,089                  92,521
Interest Expense                                                                          (736,556)             (1,451,903)
Other Expense (attach schedule)                                                            (60,000)               (104,680)
                                                                                        ----------             -----------
Net Profit (Loss) Before Reorganization Items                                           (5,687,551)            (10,022,122)
REORGANIZATION ITEMS
Professional Fees                                                                          500,000               1,000,000
U. S. Trustee Quarterly Fees
Interest Earned on Accumulated Cash from Chapter 11 (see continuation sheet)
Gain (Loss) from Sale of Equipment
Other Reorganization Expenses (attach schedule)
Total Reorganization Expenses                                                              500,000               1,000,000
Income Taxes
                                                                                        ----------             -----------
Net Profit (Loss)                                                                       (6,187,551)            (11,022,122)
                                                                                        ----------             -----------
---------------------------------------------------------------------------------------------------------------------------

*"Insider" is defined in 11 U.S.C. Section 101(31).
                                                                                                                FORM MOR-2
                                                                                                   (9/99)

In re: Pathnet Operating Inc                                         Case No: BK-01-012266
                        Debtor                                       Reporting Period:  MAY 31, 2001

                                       STATEMENT OF OPERATIONS - CONTINUATION SHEET
---------------------------------------------------------------------------------------------------------------------------
                                                                                                               CUMULATIVE
BREAKDOWN OF "OTHER" CATEGORY                                                           MONTH                FILING TO DATE

OTHER COSTS
Lease expense, Cost alliance program, LEC Access charges                              2,038,138                   1,373,624
Network maintenance                                                                      90,857                      78,522
Warehousing costs                                                                        21,450                      18,898
Head End Connection                                                                      21,803                      15,585
Utility charges                                                                           4,389                       5,358
Intercompany allocations - network management - cost of sales                           171,528                     126,651
                                                                                     ----------                 -----------
                                                                      TOTAL           2,348,165                   1,618,638
                                                                                     ----------                 -----------
OTHER OPERATIONAL EXPENSES
Bank charges                                                                                  0                         111
Office supplies                                                                               0                         -32
General and administrative expenses (intercompany allocations)                        1,707,311                   2,670,746
Licenses and fees                                                                         4,145                       2,734
                                                                                     ----------                 -----------
                                                                      TOTAL           1,711,456                   2,673,559
                                                                                     ----------                 -----------
OTHER INCOME
Interest income                                                                          49,089                      92,521

                                                                                     ----------                 -----------
                                                                      TOTAL              49,089                      92,521
                                                                                     ----------                 -----------

OTHER EXPENSES
Bad debt reserve                                                                         20,000                      40,000
PPE reserve                                                                              40,000                      80,000
PGE write off adjustment                                                                                            -15,320
                                                                                     ----------                 -----------
                                                                                         60,000                     104,680
                                                                                     ----------                 -----------

OTHER REORGANIZATION EXPENSES

---------------------------------------------------------------------------------------------------------------------------

REORGANIZATION ITEMS - INTEREST EARNED ON ACCUMULATED CASH FROM CHAPTER 11:
Interest earned on cash accumulated during the chapter 11 case, which would not have been earned but for the bankruptcy proceeding, should be reported as a reorganization item.
                                                                                                          FORM MOR-2 (CON'T)
                                                                                                (9/99)

In re: Pathnet Operating Inc                                                      Case No.     BK-01-12266
                                            Debtor                                Reporting Period:   MAY 31, 2001

                                              BALANCE SHEET

The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.
------------------------------------------------------------------------------------------------------------------------
                                      ASSETS                          BOOK VALUE AT      BOOK VALUE
                                                                      END OF CURRENT     ON PETITION
                                                                     REPORTING MONTH         DATE

CURRENT ASSETS
Unrestricted Cash and Equivalents                                       11,413,256       13,182,300
Restricted Cash and Cash Equivalents (see continuation sheet)              737,428          764,619
Accounts Receivable (Net)                                                2,833,863        3,518,969
Notes Receivable
Inventories
Prepaid Expenses                                                           109,072          110,978
Professional Retainers                                                     806,190          806,190
Other Current Assets (attach schedule)                                      49,077           52,505
                                                                     -------------    -------------
TOTAL CURRENT ASSETS                                                    15,948,886       18,435,561
                                                                     -------------    -------------
PROPERTY AND EQUIPMENT
Real Property and Network Assets                                       218,078,462      217,534,241
Machinery and Equipment
Furniture, Fixtures and Office Equipment
Leasehold Improvements
Vehicles
Less Accumulated Depreciation                                           (9,084,966)      (6,109,720)
                                                                     -------------    -------------
TOTAL PROPERTY & EQUIPMENT                                         208,993,496    $ 211,424,521
                                                                     -------------    -------------
OTHER ASSETS
Loans to Insiders*
Other Assets (attach schedule)                                           7,948,795        8,106,883
                                                                     -------------    -------------
TOTAL OTHER ASSETS                                                       7,948,795        8,106,883
                                                                     -------------    -------------
TOTAL ASSETS                                                           232,891,177      237,966,965
                                                                     =============     ============

                        LIABILITIES AND OWNER EQUITY                  BOOK VALUE AT      BOOK VALUE
                                                                      END OF CURRENT     ON PETITION
                                                                     REPORTING MONTH         DATE
LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)
Accounts Payable                                                          1,266,662
Taxes Payable (refer to FORM MOR-4)                                          17,904
Wages Payable
Notes Payable
Rent / Leases - Building/Equipment                                           65,862
Secured Debt / Adequate Protection Payments                               1,293,814
Professional Fees                                                         1,000,000
Amounts Due to Insiders*                                                    618,522               0
Other Postpetition Liabilities (attach schedule)                            161,171               0
                                                                       ------------    ------------
TOTAL POSTPETITION LIABILITIES                                            4,423,935               0
                                                                       ------------    ------------
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
Secured Debt                                                             72,307,506      72,307,506
Priority Debt
Unsecured Debt                                                           41,336,760      40,038,028
Deferred Revenue                                                          5,052,648       4,828,981
Amounts Due to Insiders*                                                  2,766,799       2,766,799
                                                                       ------------    ------------
TOTAL PRE-PETITION LIABILITIES                                          121,463,713     119,941,314
                                                                       ------------    ------------
TOTAL LIABILITIES                                                       125,887,648     119,941,314
                                                                       ------------    ------------
OWNER EQUITY
Capital Stock                                                                     1               1
Additional Paid-In Capital
Partners' Capital Account
Owner's Equity Account
Retained Earnings - Pre-Petition                                        118,025,650     118,025,650
Retained Earnings - Postpetition                                        (11,022,122)
Adjustments to Owner Equity (attach schedule)
Postpetition Contributions (Distributions) (Draws) (attach schedule)
NET OWNER EQUITY                                                        107,003,529     118,025,651
                                                                       ------------    ------------
TOTAL LIABILITIES AND OWNERS' EQUITY                                    232,891,177     237,966,965
                                                                       ============    ============
------------------------------------------------------------------------------------------------------------------------
                                                                                                              FORM MOR-3
*"Insider" is defined in 11 U.S.C. Section 101(31).                                                               (9/99)

Certain  reclassification of 10Q amounts have been made to conform to MOR reporting

In re: Pathnet Operating Inc                                                                Case No. BK-01-12266
                                   Debtor                                                   Reporting Period: MAY 31, 2001

                                            BALANCE SHEET - CONTINUATION SHEET
------------------------------------------------------------------------------------------------------------------------
                                                                          BOOK VALUE AT END OF                BOOK VALUE ON
                           ASSETS                                      CURRENT REPORTING MONTH                PETITION DATE
Other Current Assets
          Interest receivable                                                        49,077                         52,505

Other Assets
          Financing costs - net                                                   2,966,320                      3,124,408
          ROW Intangibles                                                         4,982,475                      4,982,475

                                                                                -----------                    -----------
                                                                                  7,948,795                      8,106,883
                                                                                -----------                    -----------

                                                                          BOOK VALUE AT END OF                BOOK VALUE ON
                LIABILITIES AND OWNER EQUITY                           CURRENT REPORTING MONTH                PETITION DATE
Other Postpetition Liabilities
          Accrued Maintenance                                                       150,000
          Other taxes and fees                                                       11,171

                                                                                -----------
                                                                                    161,171
                                                                                -----------

Adjustments to Owner Equity

Postpetition Contributions (Distributions) (Draws)

------------------------------------------------------------------------------------------------------------------------
Restricted Cash:  cash that is restricted for a specific use and not available to fund operations.  Typically, restricted cash is segregated into a separate account, such as an escrow account.

                                                                                            FORM MOR-3 (CON'T)
                                                                                            (9/99)

In re: Pathnet Operating Inc                                                      Case No. BK-01-12264
                              Debtor                                              Reporting Period:  MAY 31, 2001

                                               STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero.
Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes.
Attach photocopies of any tax returns filed during the reporting period.
------------------------------------------------------------------------------------------------------------------------
                                          BEGINNING      AMOUNT                                                 ENDING
                                             TAX       WITHHELD OR     AMOUNT         DATE       CHECK NO.        TAX
                                          LIABILITY      ACCRUED        PAID          PAID        OR EFT       LIABILITY
Federal
Withholding
FICA-Employee
FICA-Employer
Unemployment
Income
Other:_________________
                                          ---------    -----------  --------                                   -------
   Total Federal Taxes
                                          ---------    -----------  --------                                   -------
STATE AND LOCAL
Withholding
Sales                                             -         17,416      -324                                    17,092
Excise                                                                                                               0
Unemployment                                                                                                         0
Real Property                                                                                                        0
Personal Property                                              100      -100                                         0
Other:_________________                                      8,465    -7,653                                        812
                                          ---------    -----------  --------                                   -------
   Total State and Local                                    25,981    -8,077                                    17,904
                                          ---------    -----------  --------                                   -------
TOTAL TAXES                                                 25,981                                              17,904
                                          ---------    -----------  --------                                   -------
------------------------------------------------------------------------------------------------------------------------

                                           SUMMARY OF UNPAID POSTPETITION DEBTS

Attach aged listing of accounts payable.
------------------------------------------------------------------------------------------------------------------------
                                                                     NUMBER OF DAYS PAST DUE
                                          Current         0-30          31-60         61-90        Over 90      Total
Accounts Payable                            471,316     795,346                                              1,266,662
Wages Payable
Taxes Payable                                17,684         220                                                 17,904
Rent/Leases-Building                         52,505      13,357                                                 65,862
Rent/Leases-Equipment                                                                                                0
Secured Debt/Adequate Protection Payments   657,512     636,302                                              1,293,814
Professional Fees                           500,000     500,000                                              1,000,000
Amounts Due to Insiders*                    618,522                                                            618,522
Other:__________________________             86,171      75,000                                                161,171
Other:__________________________
                                          ---------   ---------                                              ---------
TOTAL POSTPETITION DEBTS                  2,403,710   2,020,225                                              4,423,935
                                          ---------   ---------                                              ---------
------------------------------------------------------------------------------------------------------------------------
EXPLAIN HOW AND WHEN THE DEBTOR INTENDS TO PAY ANY PAST-DUE POSTPETITION DEBTS.

*"Insider" is defined in 11 U.S.C. Section 101(31).                                                             FORM MOR-4
                                                                                                             (9/99)

In re: Pathnet Operating Inc                                                           Case No:  BK 01-12264
                              Debtor                                                  Reporting Period: MAY 31, 2001

                                  ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

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ACCOUNTS RECEIVABLE RECONCILIATION                                                         AMOUNT
Total Accounts Receivable at the beginning of the reporting period                        $2,901,969
+ Amounts billed during the period                                                          $650,928
- Amounts collected during the period                                                       $619,033 *
                                                                                          ----------
Total Accounts Receivable at the end of the reporting period                              $2,933,863
                                                                                          ----------
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ACCOUNTS RECEIVABLE AGING                                                                  AMOUNT
0 - 30 days old                                                                             $126,381
31 - 60 days old                                                                             $13,463
61 - 90 days old                                                                          $2,211,121
91+ days old                                                                                $582,898
Total Accounts Receivable                                                                 $2,933,863
Amount considered uncollectible (Bad Debt)                                                   100,000
Accounts Receivable (Net)                                                                 $2,833,863

* - includes $86,703 adjusted via intercompany account and actual cash received of $532,330.

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                                              DEBTOR QUESTIONNAIRE

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MUST BE COMPLETED EACH MONTH                                                                           YES            NO
1.  Have any assets been sold or transferred outside the normal course of business
     this reporting period?  If yes, provide an explanation below.                                                    X
2.  Have any funds been disbursed from any account other than a debtor in possession
     account this reporting period?  If yes, provide an explanation below.                                            X
3.  Have all postpetition tax returns been timely filed?  If no, provide an explanation
     below.                                                                                                           X
4.  Are workers compensation, general liability and other necessary insurance
     coverages in effect?  If no, provide an explanation below.                                         X
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SEE NOTE ON PATHNET, INC MOR-5

                                                                                                     FORM MOR-5
                                                                                                     (9/99)